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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 1, 1998
                 Date of Earliest Event Reported: June 24, 1998



                            TELE-COMMUNICATIONS, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charters)


                                State of Delaware
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-20421                                          84-120157
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


          5619 DTC Parkway
         Englewood, Colorado                                   80111
---------------------------------------              -----------------------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (303) 267-5500






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Item 5.  Other Events

On June 24, 1998, the Company and AT&T Corp. ("AT&T") announced that they had entered into an Agreement and Plan of Restructuring and Merger dated as of June 23, 1998 (the "Merger Agreement") which sets forth the terms and conditions of the proposed merger of the Company with a subsidiary of AT&T (the "Merger") pursuant to which the Company will become a wholly-owned subsidiary of AT&T. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the press release of the Company and AT&T with respect to the Merger is included as
Exhibit 99.1. Such documents are incorporated by reference into this Item 5, and the foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

In addition, the Company announced its intention to combine Liberty Media Group, its programming arm, and TCI Ventures Group, its technology investment unit. The proposed combination is concurrent, but not conditional upon, consummation of the Merger. A copy of the Company's press release with respect to such combination is included as Exhibit 99.2 and is incorporated by reference into this Item 5, and the foregoing description of such press release is qualified in its entirety by reference to such Exhibit.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


 (c)     Exhibits

         Exhibit Number                      Description
         --------------                      ------------
                 (2.1)                       Agreement and Plan of Restructuring and Merger among AT&T Corp.,
                                             Italy Merger Corp. and Tele-Communications, Inc. dated as of June 23,
                                             1998.*

                (99.1)                       Company & AT&T press release dated June 24, 1998.

                (99.2)                       Company press release dated June 24, 1998.


* The Merger Agreement contains lists identifying the items, including exhibits and schedules, annexed thereto. A copy of any omitted item will be furnished supplementally to the Commission upon request.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    July 1, 1998



                                                  TELE-COMMUNICATIONS, INC.
                                                  (Registrant)



                                                   By:/s/ Stephen M. Brett
                                                      -------------------------
                                                      Stephen M. Brett
                                                      Executive Vice President




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                                 EXHIBIT INDEX


         Exhibit Number              Description
         --------------              ------------
                 (2.1)               Agreement and Plan of Restructuring and
                                     Merger among AT&T Corp., Italy Merger Corp.
                                     and Tele-Communications, Inc. dated as of June 23, 1998.*

                (99.1)               Company & AT&T press release dated June 24,
                                     1998.

                (99.2)               Company press release dated June 24, 1998.


* The Merger Agreement contains lists identifying the items, including exhibits and schedules, annexed thereto. A copy of any omitted item will be furnished supplementally to the Commission upon request.



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